UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

OLYMPIC STEEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22901 Millcreek Boulevard, Suite 650 Highland Hills, Ohio		44112
(Address of Principal Executive Offices)		(Zip Code)

(216) 292-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2019, the Board of Directors (“Board”) of Olympic Steel, Inc. (the “Company”) expanded its number of directors on the Board by one (from 9 to 10 members) and elected Vanessa L. Whiting as a director of the Company, both effective immediately.

Ms. Whiting has served as President of A.E.S. Management Corporation since 2014. Prior to joining A.E.S. Management Corporation, she spent more than 27 years as an attorney, including as a partner at Roetzel & Andress and in a private practice she founded. In her legal career she practiced economic and community development law, real estate law, including acquisition, development, and leasing and financing, tax credit law, public finance and small business enterprise law. Ms. Whiting currently serves as Chair of the MetroHealth Board of Trustees and on the boards of the Tri-C Foundation and the Greater Cleveland Partnership.

There is no arrangement or understanding between Ms. Whiting and any other person pursuant to which Ms. Whiting was selected as a director. For her service as a non-employee member of the Board, beginning as of November 7, 2019, Ms. Whiting will participate in the standard director compensation arrangements currently in effect for non-management directors. The arrangements currently in effect are described under the heading “2018 Director Compensation” in the Company’s proxy statement delivered in connection with its 2019 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on March 25, 2019. There are no related person transactions involving Ms. Whiting that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.

November 12, 2019	By:	/s/ Richard A. Manson
Richard A. Manson Chief Financial Officer